Westwood Holdings Group, Inc. Reports First Quarter 2024 Results
Strong Performance across Westwood's suite of products
Successful Launch of MDST on the NYSE (April, 2024)
Successful Launch of WEEI on NASDAQ (May, 2024)

Dallas, TX, May 1, 2024 – Westwood Holdings Group, Inc. (NYSE: WHG) today reported first quarter 2024 earnings. Significant items included:
▪SMidCap, SmallCap Value, MidCap Value, Platinum, Enhanced Balanced, High Income, Credit Opportunities and Global Real Estate strategies all beat their primary benchmarks.
▪SmidCap and Enhanced Balanced posted top quartile rankings.
▪The prospectus for our first actively-managed Exchange-Traded Funds ("ETFs") went effective in March and both ETFs were launched early in the second quarter.
▪Quarterly revenues totaled $22.7 million versus the fourth quarter's $23.2 million and $22.7 million a year ago. Comprehensive income of $2.3 million compared with the fourth quarter's $2.6 million and $0.7 million in 2023's first quarter.
▪Our comprehensive income included a $2.3 million after tax gain following a decrease in the fair value of contingent consideration for our 2022 Salient acquisition.
▪Non-GAAP Economic Earnings of $3.0 million compared with the fourth quarter's $3.6 million and $1.7 million in the first quarter of 2023.
▪Westwood held $46.6 million in cash and short-term investments as of March 31, 2024, down $6.5 million from the fourth quarter. Stockholders' equity totaled $121.8 million and we have no debt.
▪We declared a cash dividend of $0.15 per common share, payable on July 1, 2024 to stockholders of record on June 3, 2024.
Brian Casey, Westwood’s CEO, commented, "To promote future growth, significant investments were made during the quarter to facilitate the second quarter’s successful listing of two ETFs and to build necessary infrastructure to launch Managed Investment Solutions ("MIS") later this year. As noted above, many of our products turned in performances ahead of their respective benchmarks and our assets under management ("AUM") and assets under advisement ("AUA") reached $17.2 billion, our highest level over the past six years."
Revenues were comparable to the fourth quarter and last year's first quarter.
Firmwide assets under management and advisement totaled $17.2 billion, consisting of AUM of $16.2 billion and AUA of $1.0 billion.
First quarter comprehensive income of $2.3 million compared to the fourth quarter's $2.6 million due to higher employee compensation and benefits expense offset by changes in the fair value of contingent consideration. Diluted earnings per share ("EPS") of $0.27 compared to $0.32 for the fourth quarter. Non-

GAAP Economic Earnings of $3.0 million, or $0.36 per share, compared with $3.6 million, or $0.43 per share, in the fourth quarter.
First quarter comprehensive income of $2.3 million compared to last year's first quarter net income of $0.7 million due to changes in the fair value of contingent consideration offset by higher income taxes. Diluted EPS of $0.27 compared with $0.09 per share for 2023's first quarter. Non-GAAP Economic Earnings were $3.0 million, or $0.36 per share, compared with $1.7 million, or $0.22 per share, in the first quarter of 2023.
Economic Earnings and Economic EPS are non-GAAP performance measures and are explained and reconciled with the most comparable GAAP numbers in the attached tables.
Westwood will host a conference call to discuss first quarter 2024 results and other business matters at 4:30 p.m. Eastern time today. To join the conference call, please register here:
https://register.vevent.com/register/BI525615f3be7946a8be8bb4934ce4eb68
After registering, you will be provided with a dial-in number containing a personalized PIN.
Webcast Link: https://edge.media-server.com/mmc/p/ckyaak4u
ABOUT WESTWOOD HOLDINGS GROUP
Westwood Holdings Group, Inc. is a focused investment management boutique and wealth management firm.
Founded in 1983, Westwood offers a broad array of investment solutions to institutional investors, private wealth clients and financial intermediaries. The firm specializes in several distinct investment capabilities: U.S. Value Equity, Multi-Asset, Energy & Real Assets, Income Alternatives, Tactical Absolute Return and Managed Investment Solutions, which are available through separate accounts, the Westwood Funds® family of mutual funds, exchange-traded funds ("ETFs") and other pooled vehicles. Westwood benefits from significant, broad-based employee ownership and trades on the New York Stock Exchange under the symbol "WHG." Based in Dallas, Westwood also maintains offices in Chicago, Houston and San Francisco.
For more information on Westwood, please visit westwoodgroup.com.
Forward-looking Statements
Statements in this press release that are not purely historical facts, including, without limitation, statements about our expected future financial position, results of operations or cash flows, as well as other statements including without limitation, words such as “anticipate,” “believe,” “expect,” “could,” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation: the composition and market value of our AUM and AUA; our ability to maintain our fee structure in light of competitive fee pressures; risks associated with actions of activist stockholders; distributions to our common stockholders have included and may in the future include a return of capital; inclusion of foreign company investments in our AUM; regulations adversely affecting the financial services industry; our ability to maintain effective cyber security; litigation risks; our ability to develop and market new investment strategies successfully; our reputation and our relationships with current and potential customers; our ability to attract and retain qualified personnel; our ability to perform operational tasks; our ability to select and oversee third-party vendors; our dependence on the operations and funds of our subsidiaries; our ability to maintain effective information systems; our ability to prevent misuse of assets and information in the possession of our employees and third-party vendors, which could damage our reputation and result in costly litigation and liability for our clients and us; our stock is thinly traded and may be subject to volatility; competition in the investment management industry; our ability to avoid termination of client agreements and the related investment redemptions; the significant concentration of our revenues in a small number of customers; we have made and may continue to make business combinations as a part of our business strategy, which may present certain risks and uncertainties; our relationships with investment consulting firms; our ability to identify and execute on our strategic initiatives; our ability to declare and pay dividends; our ability to fund future capital requirements on favorable terms; our ability to properly address conflicts of interest; our ability to maintain adequate insurance coverage; our ability to maintain an effective system of internal controls; and the other risks detailed from time to time in Westwood’s SEC filings, including, but not limited to, its annual report on Form 10-K for the year ended December 31, 2023 and its quarterly report on Form 10-Q for the quarter ended March 31, 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, Westwood is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

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SOURCE: Westwood Holdings Group, Inc.

(WHG-G)
CONTACT:
Westwood Holdings Group, Inc.
Terry Forbes
Chief Financial Officer and Treasurer
(214) 756-6900

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended
	March 31, 2024	December 31, 2023	March 31, 2023
REVENUES:
Advisory fees:
Asset-based	$16,817	$16,657	$17,033
Performance-based	—	710	555
Trust fees	5,113	5,124	5,031
Trust performance-based fees	—	349	—
Other, net	802	389	108
Total revenues	22,732	23,229	22,727
EXPENSES:
Employee compensation and benefits	14,711	12,367	14,202
Sales and marketing	628	810	740
Westwood mutual funds	721	783	732
Information technology	2,290	2,367	2,383
Professional services	1,489	1,239	1,529
General and administrative	2,901	2,933	3,046
(Gain) loss from change in fair value of contingent consideration	(2,949)	(113)	(1,060)
Acquisition expenses	—	—	209
Total expenses	19,791	20,386	21,781
Net operating income	2,941	2,843	946
Net change in unrealized appreciation (depreciation) on private investments	—	(18)	—
Net investment income	455	561	172
Other income	185	365	372
Income before income taxes	3,581	3,751	1,490
Income tax provision	1,415	1,168	776
Net income	$2,166	$2,583	$714
Total comprehensive income	$2,166	$2,583	$714
Less: Comprehensive income attributable to noncontrolling interest	(130)	7	21
Comprehensive income attributable to Westwood Holdings Group, Inc.	$2,296	$2,576	$693
Earnings per Westwood Holdings Group, Inc. share:
Basic	$0.28	$0.32	$0.09
Diluted	$0.27	$0.32	$0.09
Weighted average shares outstanding:
Basic	8,099,028	8,007,896	7,853,921
Diluted	8,392,496	8,184,736	7,968,504
Economic Earnings	$3,012	$3,554	$1,718
Economic EPS	$0.36	$0.43	$0.22
Dividends declared per share	$0.15	$0.15	$0.15

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value and share amounts)
(unaudited)

	March 31, 2024	December 31, 2023
ASSETS
Current Assets:
Cash and cash equivalents	$25,888	$20,422
Accounts receivable	15,178	14,394
Investments, at fair value	20,667	32,674
Prepaid income taxes	—	205
Other current assets	4,750	4,543
Total current assets	66,483	72,238
Investments	7,247	7,247
Equity method investments	4,519	4,284
Noncurrent investments at fair value	241	241
Goodwill	39,501	39,501
Deferred income taxes	1,570	726
Operating lease right-of-use assets	3,404	3,673
Intangible assets, net	23,761	24,803
Property and equipment, net of accumulated depreciation of $9,421 and $10,078	1,272	1,444
Other long-term assets	1,044	1,010
Total long-term assets	82,559	82,929
Total assets	$149,042	$155,167
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities	$6,846	$6,130
Dividends payable	1,384	1,692
Compensation and benefits payable	2,949	9,539
Operating lease liabilities	1,406	1,286
Income taxes payable	2,035	—
Total current liabilities	14,620	18,647
Accrued dividends	663	675
Contingent consideration	7,184	10,133
Noncurrent operating lease liabilities	2,820	3,266
Total long-term liabilities	10,667	14,074
Total liabilities	25,287	32,721
Stockholders’ Equity:
Common stock, $0.01 par value, authorized 25,000,000 shares, issued 12,125,042 and 11,856,737, respectively and outstanding 9,330,762 and 9,140,760, respectively	122	119
Additional paid-in capital	201,899	201,622
Treasury stock, at cost – 2,794,280 and 2,715,977, respectively	(86,930)	(85,990)
Retained earnings	6,749	4,650
Total Westwood Holdings Group, Inc. stockholders’ equity	121,840	120,401
Noncontrolling interest in consolidated subsidiary	1,915	2,045
Total liabilities and stockholders’ equity	$149,042	$155,167

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,166	$714
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	174	176
Amortization of intangible assets	1,042	1,021
Net change in unrealized (appreciation) depreciation on investments	(632)	(369)
Stock-based compensation expense	1,515	1,748
Deferred income taxes	(844)	(136)
Non-cash lease expense	269	320
Loss on asset disposition	—	69
Fair value change of contingent consideration	(2,949)	(1,060)
Changes in operating assets and liabilities:
Net (purchases) sales of trading securities	12,404	47
Accounts receivable	(784)	(657)
Other current assets	(242)	(17)
Accounts payable and accrued liabilities	719	141
Compensation and benefits payable	(6,591)	(5,612)
Income taxes payable	2,240	881
Other liabilities	(354)	(445)
Net cash provided by (used in) operating activities	8,133	(3,179)
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition, net of cash acquired	—	(1,168)
Purchases of property and equipment	(3)	(84)
Net cash used in investing activities	(3)	(1,252)
CASH FLOWS FROM FINANCING ACTIVITIES:
Restricted stock returned for payment of taxes	(940)	(837)
Cash dividends	(1,724)	(1,840)
Net cash used in financing activities	(2,664)	(2,677)
NET CHANGE IN CASH AND CASH EQUIVALENTS	5,466	(7,108)
Cash and cash equivalents, beginning of period	20,422	23,859
Cash and cash equivalents, end of period	$25,888	$16,751
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for income taxes	$9	$32
Accrued dividends	$2,047	$1,972
Additional operating lease right-of-use assets	$—	$1,217

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
Reconciliation of Comprehensive Income Attributable to Westwood Holdings Group, Inc. to Economic Earnings
(in thousands, except per share and share amounts)
(unaudited)
As supplemental information, we are providing non-GAAP performance measures that we refer to as Economic Earnings and Economic EPS. We provide these measures in addition to, not as a substitute for, Comprehensive income attributable to Westwood Holdings Group, Inc. and earnings per share, which are reported on a GAAP basis. Our management and Board of Directors review Economic Earnings and Economic EPS to evaluate our ongoing performance, allocate resources, and review our dividend policy. We believe that these non-GAAP performance measures, while not substitutes for GAAP Comprehensive income attributable to Westwood Holdings Group, Inc. or earnings per share, are useful for management and investors when evaluating our underlying operating and financial performance and our available resources. We do not advocate that investors consider these non-GAAP measures without also considering financial information prepared in accordance with GAAP.
We define Economic Earnings as Comprehensive income attributable to Westwood Holdings Group, Inc. plus non-cash equity-based compensation expense, amortization of intangible assets and deferred taxes related to goodwill. Although depreciation on fixed assets is a non-cash expense, we do not add it back when calculating Economic Earnings because depreciation charges represent an allocation of the decline in the value of the related assets that will ultimately require replacement. Although gains and losses from changes in the fair value of contingent consideration are non-cash, we do not add or subtract those back when calculating Economic Earnings because gains and losses on changes in the fair value of contingent consideration are considered regular following an acquisition. In addition, we do not adjust Economic Earnings for tax deductions related to restricted stock expense or amortization of intangible assets. Economic EPS represents Economic Earnings divided by diluted weighted average shares outstanding.

	Three Months Ended
	March 31, 2024	December 31, 2023	March 31, 2023
Comprehensive income attributable to Westwood Holdings Group, Inc.	$2,296	$2,576	$693
Stock-based compensation expense	1,515	1,407	1,748
Intangible amortization	1,042	1,043	1,021
Tax benefit from goodwill amortization	125	125	125
Tax impact of adjustments to GAAP comprehensive income	(1,966)	(1,597)	(1,869)
Economic Earnings	$3,012	$3,554	$1,718
Earnings per share	$0.27	$0.31	$0.09
Stock-based compensation expense	0.18	0.17	0.21
Intangible amortization	0.13	0.13	0.13
Tax benefit from goodwill amortization	0.01	0.02	0.02
Tax impact of adjustments to GAAP comprehensive income	(0.23)	(0.20)	(0.23)
Economic EPS	$0.36	$0.43	$0.22
Diluted weighted average shares	8,392,496	8,184,736	7,968,504